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                                                                   Exhibit 10.36

                          AMENDED AND RESTATED GUARANTY
                          -----------------------------

         THIS AMENDED AND RESTATED GUARANTY (this "Guaranty"), dated as of
July 3, 1997, is made by CITADEL COMMUNICATIONS CORPORATION, a Nevada corporation ("Guarantor"), for the benefit of FINOVA CAPITAL CORPORATION, a Delaware corporation ("Agent"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined in this Guaranty shall have the respective meanings ascribed to such terms in the Loan Agreement described below).

                                R E C I T A L S:
                                ----------------

         A. Citadel Broadcasting Company, a Nevada corporation ("CBC"), Citadel License, Inc., a Nevada corporation ("CLI") (CBC and CLI sometimes hereinafter are referred to individually as a "Borrower" and collectively as "Borrowers"), Deschutes River Broadcasting, Inc., a Nevada corporation formerly known as Deschutes Acquisition Corporation, Deschutes License, Inc., a Nevada corporation, FINOVA Capital Corporation, in its individual capacity and as agent for certain lenders, and other lenders entered into a Loan Agreement dated as of October 9, 1996 (such agreement, as amended through the date hereof, hereinafter is referred to as the "Original Loan Agreement"), pursuant to which the lenders thereunder made loans to the Original Borrowers, subject to the terms and conditions contained in the Original Loan Agreement.

         B. Pursuant to the Original Loan Agreement, Guarantor executed and delivered a Guaranty dated as of October 9, 1996 (such agreement, as amended through the date hereof, hereinafter is referred to as the "Original Guaranty"), pursuant to which Guarantor guaranteed the payment and performance of the obligations of the Original Borrowers under the Original Loan Agreement.

         C. Borrowers, Agent and certain other lenders have amended and restated the Original Loan Agreement pursuant to the Amended and Restated Loan Agreement of even date herewith (as the same may be amended, modified, supplemented or restated from time to time, the "Loan Agreement"), pursuant to which Lenders have agreed to make loans and other financial accommodations to Borrowers (collectively, the "Loans"), subject to terms and conditions set forth in the Loan Agreement.

         D. Each Borrower is directly or indirectly a wholly owned subsidiary of Guarantor and, accordingly, Guarantor has a direct financial interest in inducing Lenders to make the Loans.

         E. One of the conditions precedent to Lenders' obligations under the Loan Agreement is that Guarantor shall have executed and delivered this Guaranty, which amends and restates the Original Guaranty in its entirety.



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         NOW, THEREFORE, in order to induce Lenders to make the Loans to
Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Guarantor hereby agrees as follows:

         1. GUARANTY OF PAYMENT. Guarantor hereby unconditionally and irrevocably guarantees to Lenders the punctual payment and performance when due, whether at stated maturity or by acceleration or otherwise, of Borrowers' Obligations. Guarantor agrees that this Guaranty is a present and continuing guaranty of payment and not of collectibility, and that neither Agent nor Lenders shall be required to prosecute collection, enforcement or other remedies against either Borrower or any other Person, or to enforce or resort to any of the Collateral or other rights or remedies pertaining thereto, before calling on Guarantor for payment.

         2. CONTINUING GUARANTY. Guarantor agrees that the obligations of Guarantor pursuant to this Guaranty and any of the other Loan Instruments to which Guarantor is a party (the "Guarantor's Obligations") shall be primary obligations of Guarantor, shall not be subject to any counterclaim, set-off, abatement, deferment or defense based upon any claim that Guarantor may have against Agent or any Lender, either Borrower or any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged or affected in any way by any circumstance or condition (whether or not Guarantor shall have any knowledge thereof), including without limitation:

                  (a) any lack of validity or enforceability of any of the Loan Instruments;

                  (b) any termination, amendment, modification or other change in any of the Loan Instruments;

                  (c) any furnishing, exchange, substitution or release of any Collateral, or any failure to perfect any Lien in any of the Collateral;

                  (d) any failure, omission or delay on the part of Agent or either Borrower or any Lender to conform or comply with any term of any of the Loan Instruments or any failure of Agent or any Lender to give notice of any Incipient Default or Event of Default;

                  (e) any waiver, compromise, release, settlement or extension of time of payment or performance or observance of any of the obligations or agreements contained in any of the Loan Instruments;

                  (f) any action or inaction by Agent or any Lender under or in respect of any of the Loan Instruments, any failure, lack of diligence, omission or delay on the part of Agent or any Lender to enforce, assert or exercise any right, power or remedy conferred on Agent or any Lender in any of the Loan Instruments, or any other action or inaction on the part of Agent or any Lender;



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                  (g) any voluntary or involuntary bankruptcy, insolvency,
         reorganization, arrangement, readjustment, assignment for the benefit of creditors, composition, receivership, liquidation, marshalling of assets and liabilities or similar events or proceedings with respect to either Borrower or Guarantor or any of their respective Property or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding;

                  (h) any merger or consolidation of either Borrower or Guarantor into or with any Person, or any sale, lease or transfer of any of the assets of Guarantor or either Borrower to any other Person;

                  (i) any change in the ownership of the shares of capital stock of either Borrower or any change in the relationship between Guarantor and either Borrower, or any termination of any such relationship;

                  (j) to the extent permitted by law, any release or discharge by operation of law of Guarantor or either Borrower from any obligation or agreement contained in any of the Loan Instruments; or

                  (k) to the extent permitted by law, any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against Guarantor or either Borrower.

         3. WAIVERS. Guarantor unconditionally waives, to the extent permitted by law, (i) notice of any of the matters referred to in Section 2 above, (ii) all notices which may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve intact any rights against Guarantor, including, without limitation, any demand, presentment and protest, proof of notice of non-payment under any of the Loan Instruments and notice of any Incipient Default or any Event of Default or any failure on the part of Guarantor or either Borrower to perform or comply with any covenant, agreement, term or condition of any of the Loan Instruments, (iii) any right to the enforcement, assertion or exercise against Guarantor or either Borrower of any right or remedy conferred under any of the Loan Instruments, (iv) any requirement of diligence on the part of any Person, (v) any requirement to exhaust any remedies or to mitigate the damages resulting from any default under any of the Loan Instruments, (vi) any notice of any sale, transfer or other disposition of any right, title or interest of Agent or any Lender under any of the Loan Instruments and (vii) any rights of Guarantor pursuant to Sections 12-1641 and 12-1643 of the Arizona Civil Code or Rule 17(f) of the Arizona Rules of Civil Procedure.

         4. SUBORDINATION. Guarantor agrees that any and all present and future debts and obligations of either Borrower to Guarantor hereby are subordinated to the claims of



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Lenders and hereby are assigned by Guarantor to Agent as security for the payment and performance of Borrowers' Obligations.

         5. REINSTATEMENT. The obligations of Guarantor pursuant to this Guaranty shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of either of Borrowers' Obligations is rescinded or otherwise must be restored or returned by Lenders upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or either Borrower or for any other reason, all as though such payment had not been made.

         6. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lenders as follows:

                  6.1 EXISTENCE AND POWER. Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, has all requisite power and authority to own its Property and to carry on its business as now conducted and as proposed to be conducted, and is in good standing and authorized to transact business in the state of its incorporation, and each other jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

                  6.2 AUTHORITY. Guarantor has full power and authority to enter into, execute, deliver and carry out the terms of the Instruments to which it is a party and to incur the obligations provided for therein, all of which have been duly authorized by all proper and necessary action and are not prohibited by the organizational instruments of Guarantor.

                  6.3 BINDING AGREEMENTS. This Guaranty and the other Loan Instruments to which Guarantor is a party constitute the valid and legally binding obligations of Guarantor, enforceable against Guarantor in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally, and (ii) equitable principles (whether or not any action to enforce such document is brought at law or in equity).

                  6.4 BUSINESS OF GUARANTOR. Guarantor does not engage and does not propose to engage in any business or activity other than the ownership of the CBC Common Stock, the CLI Capital Stock and the Tele-Media Capital Stock. Guarantor has no subsidiaries other than Borrowers and, until the consummation of the Tele-Media Merger, Tele-Media.

                  6.5 LITIGATION. There are no actions, arbitration proceedings or claims pending or, to the best knowledge of Guarantor, threatened against Guarantor or maintained by Guarantor at law or in equity or before any Governmental Body.



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                  6.6 DEFAULTS IN OTHER AGREEMENTS; CONSENTS; CONFLICTING
         AGREEMENTS. Guarantor is not in default under any agreement to which it is a party or by which it or any of its Property is bound, the effect of which default could have a Material Adverse Effect. No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Body or any other Person which has not already been obtained, taken or filed, as applicable, is required (i) for the due execution, delivery or performance by Guarantor of any of the Instruments to which it is a party or (ii) as a condition to the validity or enforceability of such Instruments or any of the transactions contemplated thereby or the priority of the Security Interests granted to Agent by Guarantor pursuant to the Amended and Restated Stock Pledge Agreement (CBC Common Stock). No provision of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Guarantor or affecting the Property of Guarantor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of any of the Instruments to which Guarantor is a party or affect the validity or priority of the Security Interests granted by Guarantor to Agent pursuant to the Amended and Restated Stock Pledge Agreement (CBC Common Stock). The execution, delivery and performance of the terms of such Instruments will not constitute a default under, or, except for the applicable Loan Instruments, result in the creation or imposition of, or obligation to create, any Lien upon the Property of Guarantor pursuant to the terms of any such mortgage, indenture, contract or agreement.

                  6.7 TAXES. Guarantor has filed all tax returns required to be filed, and has paid, or made adequate provision for the payment of, all taxes shown to be due and payable on such returns or in any assessments made against Guarantor, and no tax Liens have been filed and no claims are being asserted in respect of such taxes which are required by GAAP to be reflected in the financial statements of Guarantor and are not so reflected therein. The charges, accruals and reserves on the books of Guarantor with respect to all federal, state, local and other taxes are considered by the management of Guarantor to be adequate, and there is no unpaid assessment which is or might be due and payable by Guarantor or create a Lien against any of Guarantor's Property, except such assessments as are being contested in good faith and by appropriate proceedings diligently conducted, and for which adequate reserves have been set aside in accordance with GAAP. None of the tax returns of Guarantor are under audit.

                  6.8 COMPLIANCE WITH APPLICABLE LAWS. Guarantor is not in default in respect of any judgment, order, writ, injunction, decree or decision of any Governmental Body, which default would have a Material Adverse Effect.

                  6.9 NO MISREPRESENTATION. Neither this Guaranty nor any other Loan Instrument, certificate, information or report furnished or to be furnished by or on behalf of Guarantor to Agent or any Lender in connection with any of the transactions



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         contemplated hereby or thereby, contains or will contain a misstatement of material fact, or omits or will omit to state a material fact required to be stated in order to make the statements contained herein or therein, taken as a whole, not misleading in the light of the circumstances under which such statements were made. There is no fact, other than information known to the public generally, known to or reasonably foreseen by Guarantor after diligent inquiry that would be expected to have a Material Adverse Effect that has not expressly been disclosed to Lenders in writing.

         7. AFFIRMATIVE COVENANTS. Until all of Borrowers' Obligations and Guarantor's Obligations are paid and performed in full, Guarantor agrees that it will:

                  7.1 LEGAL EXISTENCE; GOOD STANDING. Maintain its existence and its good standing in the State of Nevada and maintain its qualification in each jurisdiction in which the failure so to qualify would have a Material Adverse Effect.

                  7.2 INSPECTION. Permit representatives of each Lender to (i) visit its offices, (ii) examine its books and records and Accountants' reports relating thereto, (iii) make copies or extracts therefrom, (iv) discuss its affairs with its employees, (v) examine and inspect its Property and (vi) meet and discuss its affairs with the Accountants, and such Accountants, as a condition to their retention by Guarantor, are hereby irrevocably authorized by Guarantor to fully discuss and disclose all such affairs with Agent and Lenders. The representatives of each Lender shall conduct the activities described in this Section
         7.2 at reasonable times and upon reasonable notice, provided, however, if an Event of Default or Incipient Default exists, such activities may be conducted at any time without notice.

                  7.3 COMPLIANCE WITH LAWS. Comply with all federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable to Guarantor, the failure to comply with which would have a Material Adverse Effect.

                  7.4 TAXES AND CLAIMS. Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any Property belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a Lien upon the Property of Guarantor, provided that Guarantor shall not be required to pay any such amount if the same is being contested diligently and in good faith by appropriate proceedings and as to which Guarantor has set aside reserves on its books satisfactory to the Required Lenders in their reasonable discretion.

                  7.5 GOVERNMENTAL APPROVALS. Upon the exercise by Agent and/or any Lender of any power, right or privilege pursuant to the provisions of any of the Loan Instruments requiring any consent, approval or authorization of any Governmental Body (including, without limitation, transfers of Licenses), promptly execute and



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         cause the execution of all applications, certificates, instruments and other documents that Agent and/or any Lender may be required to obtain for such consent, approval or authorization.

         8. NEGATIVE COVENANTS. Until all of Borrowers' Obligations and Guarantor's Obligations are paid and performed in full, Guarantor shall not:

                  8.1 BORROWING. Create, incur, assume or suffer to exist any liability for Indebtedness for Borrowed Money except Guarantor's Obligations.

                  8.2 LIENS. Create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except Permitted Liens.

                  8.3 MERGER AND ACQUISITION. Consolidate with or merge with or into any Person, or acquire directly or indirectly all or substantially all of the capital stock, equity interests or Property of any Person, except in connection with Permitted Acquisitions.

                  8.4 CONTINGENT LIABILITIES. Assume, guarantee, endorse, contingently agree to purchase, become liable in respect of any letter of credit, or otherwise become liable upon the obligation of any Person, except (i) liabilities arising from the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business and (ii) guarantees of obligations of CBC to the extent such obligations of CBC are permitted under the Loan Agreement.

                  8.5 RESTRICTED PAYMENTS. Pay any dividends or make any distributions with respect to, or purchase or redeem all or any portion of, its capital stock, warrants, options or other securities or equity interests. [This section 8.5 has been deleted by subsequent amendment.]

                  8.6 FUNDAMENTAL BUSINESS CHANGES. Materially change the nature of its business or engage in any business other than the ownership of the CBC Common Stock, the CLI Capital Stock and, until the consummation of the Tele-Media Merger, the Tele-Media Capital Stock.

                  8.7 SALE OR TRANSFER OF ASSETS. Sell, lease, assign, transfer or otherwise dispose of any Property (other than in the ordinary course of business).

                  8.8 AMENDMENT OF ARTICLES OF INCORPORATION AND BY-LAWS. Amend, modify or waive any term or provision of its articles of incorporation or by-laws which would have a Material Adverse Effect.



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                  8.9 ACQUISITION OF ADDITIONAL PROPERTIES. Acquire any
         additional Property, except such Property as is necessary to or useful in the operation of its business and except as permitted by the Loan Agreement.

                  8.10 TRANSACTIONS WITH AFFILIATES. Sell, lease, assign, transfer or otherwise dispose of any Property to any Obligor or any Affiliate of any Obligor, lease Property, render or receive services or purchase assets from any such Person, or otherwise enter into any contractual relationship with or make any payments to such Person, except for those transactions set forth on Exhibit 8.11.

                  8.11 INVESTMENTS, LOANS. At any time purchase or otherwise acquire, hold or invest in the capital stock of, or any other interest in, any Person other than the CBC Common Stock, the CLI Capital Stock and, until the consummation of the Tele-Media Merger, the Tele-Media Capital Stock, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution or otherwise, in or with any Person, including, without limitation, any Affiliate, except (i) investments in direct obligations of, or instruments unconditionally guaranteed by, the United States of America or in certificates of deposit issued by a Qualified Depository, (ii) investments in commercial or finance paper which, at the time of investment, is rated either "A," "AAA" or better by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively, or at the equivalent rate by any of their respective successors, (iii) any interests in any money market account maintained, at the time of investment, with a Qualified Depository, the investments of which, at the time of investment, are restricted to the types specified in clause
         (i) above, (iv) investments in Borrowers and (v) loans to employees of Borrowers or Guarantor in an aggregate amount not to exceed $50,000 for Obligors outstanding at any time. All investments permitted pursuant to clauses (i), (ii) and (iii) of this Section 8.12 shall have a maturity not exceeding one year.

         9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an event of default ("Event of Default") under this agreement:

                  9.1 BORROWERS' OBLIGATIONS. If an Event of Default occurs.

                  9.2 BREACH OF COVENANTS. If Guarantor fails to observe or perform any covenant or agreement made by Guarantor contained in any Loan Instrument to which Guarantor is a party.

                  9.3 BREACH OF WARRANTY. If any representation or warranty made by Guarantor in any Loan Instruments to which Guarantor is a party or any instrument or document furnished in compliance with the Loan Instruments proves to be false or misleading in any material respect on the day on which it is made.



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         10. REMEDIES ON DEFAULT. If any Event of Default described in Section 9 hereof occurs (i) Guarantor shall pay Borrowers' Obligations to Lenders in full immediately upon demand and (ii) Lenders and Agent, at their option, may enforce their rights and remedies under the Loan Instruments to which Guarantor is a party in accordance with their respective terms and enforce any other rights or remedies accorded to Lenders and/or Agent at equity or law, by virtue of statute or otherwise.

         11. SUCCESSORS AND ASSIGNS. This Guaranty shall inure to the benefit of Agent, Lenders and their respective successors and assigns. This Guaranty shall be binding on Guarantor and its successors and assigns, and shall continue in full force and effect until all of Borrowers' Obligations are paid and performed in full. Notwithstanding the foregoing, Guarantor may not assign all or any of its obligations hereunder without the prior written consent of Required Lenders.

         12. NO WAIVER OF RIGHTS. Neither any delay in exercising, nor any failure on the part of Agent or any Lender to exercise any right, power or privilege under this Guaranty or any of the other Loan Instruments shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege shall preclude any other or further exercise thereof or the exercise of any other power or right, or be deemed to establish a custom or course of dealing or performance among the parties hereto. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law. No notice to or demand on Guarantor in any case shall entitle Guarantor to any other or further notice or demand in the same, similar or any other circumstance.

         13. MODIFICATION. The terms of this Guaranty may be waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment, modification, waiver or other change of any of the terms of this Guaranty shall be effective without the prior written consent of Required Lenders.

         14. COSTS AND EXPENSES. Guarantor agrees to pay on demand all costs and expenses incurred by or on behalf of Agent and/or any Lender (including, without limitation, reasonable attorneys' fees and expenses) in enforcing the obligations of Guarantor under this Guaranty.

         15. JURISDICTION. GUARANTOR HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS GUARANTY OR ANY OF THE OTHER LOAN INSTRUMENTS TO WHICH IT IS A PARTY SHALL BE LITIGATED IN THE SUPERIOR COURT OF ARIZONA, MARICOPA COUNTY, OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA OR, IF AGENT OR ANY LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY OTHER COURT IN WHICH AGENT OR SUCH LENDER INITIATES OR TO SUCH PERSON SHALL REMOVE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION.



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GUARANTOR HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO JURISDICTION IN
ANY ACTION OR PROCEEDING COMMENCED IN OR REMOVED BY AGENT OR ANY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MAILED, POSTAGE PREPAID, EITHER BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY OVERNIGHT EXPRESS CARRIER, ADDRESSED TO GUARANTOR AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT TO BORROWERS SET FORTH IN SECTION 13.1 OF THE LOAN AGREEMENT. GUARANTOR WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD GUARANTOR, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE PERIOD OF TIME PRESCRIBED BY LAW AFTER THE MAILING THEREOF, GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY AGENT OR ANY LENDER AGAINST GUARANTOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR GUARANTOR SET FORTH IN THIS PARAGRAPH SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY AGENT OR ANY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

         16. APPLICABLE LAW. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS AND DECISIONS OF THE STATE OF ARIZONA. FOR PURPOSES OF THIS SECTION 16, THIS GUARANTY SHALL BE DEEMED TO BE PERFORMED AND MADE IN THE STATE OF ARIZONA.

         17. WAIVER OF RIGHT TO JURY TRIAL. AGENT, LENDERS AND GUARANTOR ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS GUARANTY OR ANY OF THE OTHER LOAN INSTRUMENTS, OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED THEREBY, WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

         18. WAIVER OF RIGHTS AGAINST BORROWERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY WHICH MAY BE CONTAINED HEREIN, GUARANTOR HEREBY UNCONDITIONALLY AND



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IRREVOCABLY AGREES THAT GUARANTOR (I) WILL NOT AT ANY TIME ASSERT AGAINST EITHER
BORROWER (OR SUCH BORROWER'S ESTATE IF SUCH BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES OF AMERICA) ANY RIGHT OR CLAIM, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT FOR OR WITH RESPECT TO ANY AND ALL AMOUNTS GUARANTOR MAY PAY OR BE OBLIGATED TO PAY TO LENDERS, INCLUDING, WITHOUT LIMITATION, BORROWERS' OBLIGATIONS AND ANY AND ALL OTHER OBLIGATIONS WHICH GUARANTOR MAY PERFORM, SATISFY OR DISCHARGE, UNDER OR WITH RESPECT TO THIS GUARANTY, AND (II) WAIVES AND RELEASES ALL SUCH RIGHTS AND CLAIMS, AT LAW OR IN EQUITY, TO INDEMNIFICATION, REIMBURSEMENT, CONTRIBUTION, RESTITUTION OR PAYMENT WHICH GUARANTOR MAY HAVE NOW OR AT ANY TIME AGAINST EITHER BORROWER (OR SUCH BORROWER'S ESTATE IF SUCH BORROWER BECOMES BANKRUPT OR BECOMES THE SUBJECT OF
ANY CASE OR PROCEEDING UNDER THE BANKRUPTCY LAWS OF THE UNITED STATES OF AMERICA). GUARANTOR FURTHER UNCONDITIONALLY AND IRREVOCABLY AGREES THAT
GUARANTOR SHALL HAVE NO RIGHT OF SUBROGATION, AND WAIVES ANY RIGHT TO ENFORCE
ANY REMEDY WHICH AGENT OR ANY LENDER NOW HAS OR HEREAFTER MAY HAVE AGAINST
EITHER BORROWER, AND WAIVES ANY DEFENSE BASED UPON AN ELECTION OF REMEDIES BY AGENT OR ANY LENDER, WHICH DESTROYS OR OTHERWISE IMPAIRS ANY SUBROGATION RIGHTS OF GUARANTOR AND/OR THE RIGHT OF GUARANTOR TO PROCEED AGAINST EITHER BORROWER
FOR REIMBURSEMENT.

         19. TIME OF ESSENCE. Time is of the essence in the performance by Guarantor of the obligations under this Guaranty.

         20. NO JOINDER. Guarantor agrees that any action to enforce this Guaranty may be brought against Guarantor without any reimbursement or joinder of either Borrower in such action.

         21. SEVERABILITY. If any provision of this Guaranty is deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or other Governmental Body, this Guaranty shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provision hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

         22. SECURITY. Guarantor's Obligations are secured in accordance with the Amended and Restated Stock Pledge Agreement (CBC Common Stock).



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



         IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

                                   CITADEL COMMUNICATIONS
                                   CORPORATION, a Nevada corporation

                                   By: /s/ Lawrence R Wilson
                                       ---------------------
                                       Lawrence R. Wilson
                                       President

                                   Federal Employer Identification Number:

                                   ---------------------------------------------



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